VOTING AGREEMENT AND POWER OF ATTORNEY

     THIS VOTING AGREEMENT AND POWER OF ATTORNEY (this "Agreement and Power of Attorney"), effective as of December 31, 1996, by and among Noble International, Ltd. a Michigan corporation (the "Company"), and the persons listed on the signature pages hereof, being record holders of issued and outstanding Common Stock of the Company (herein together with any person or persons hereafter executing and delivering a supplement to this Agreement and Power of Attorney being collectively referred to as the "Shareholders" and individually as a "Shareholder") agree as follows:

                                    ARTICLE I
                                VOTING AGREEMENT

     1.1 Voting Agreement. Each Shareholder shall vote all Voting Securities (as hereinafter defined), whether now owned or hereafter acquired by such Shareholder, and any Voting Securities that such Shareholder shall otherwise have the right or power to vote, and/or to take action by written consent, on all matters of any character whatsoever, only in such manner as may be directed by Robert J. Skandalaris.

     1.2 Proxies. Each Shareholder shall execute and deliver to Robert J. Skandalaris simultaneously with the execution and delivery of this Agreement and Power of Attorney, an irrevocable proxy (a "Proxy") to secure the voting agreements contained in Section 1.1 of this Agreement and Power of Attorney. Each Shareholder intends that each Proxy and all other proxies executed and delivered by such Shareholder from time to time under this Agreement and Power of Attorney shall have the effect of an "irrevocable proxy" under Section 422 of the Michigan Business Corporation Act, as amended (the "MBCA") and that this Agreement and Power of Attorney shall be a voting agreement among shareholders under Section 461 of MBCA. Each Shareholder further agrees that each Proxy and all other proxies executed and delivered by such Shareholder under this Agreement and Power of Attorney shall be effective as to said Shareholder and his or her heirs, personal representatives, guardians, conservators, other legal representatives, successors and assigns, and any transferee of Voting Securities held at any time by such Shareholder, until such time as this agreement and Power of Attorney shall be terminated in accordance with Section 3.1 hereof. During the term of this Agreement and Power of Attorney, each Shareholder further agrees to execute and deliver such further proxies, consents and other documents and instruments, and to take such further action, as may be necessary or appropriate to further secure and/or effectuate the voting agreements provided in this Agreement and Power of Attorney.

     1.3 Definition of Voting Securities and Other Terms. For the purposes of this Agreement and Power of Attorney, the term "Voting Securities" shall mean and include the Common Stock of the Company and any and all other securities of the Company entitling the holder thereof to vote upon any matter submitted to a vote of shareholders of the Company.

                                   ARTICLE II

                                POWER OF ATTORNEY

     2.1 Power of Attorney. Each Shareholder hereby appoints Robert J. Skandalaris his, her or its attorney-in-fact (the "Attorney"), with full power and authority, including power of substitution, acting together or separately, in the name of and for and on behalf of the undersigned for the purpose of effecting any action which such Shareholder is entitled to take in his, her or its capacity as a record owner of Common Stock as fully as could the undersigned if personally present and acting and as and to the extent that the Attorney may in his sole discretion determine to be advisable.

     2.2 Irrevocable Nature of Appointment. This Agreement and Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be subject to termination by operation of law, whether by the death or incapacity or liquidation or dissolution of any Shareholder or the occurrence of any other event or events. If after the execution hereof any such event or events shall occur, actions taken by the Attorney pursuant to this Agreement and Power of Attorney shall be as valid as if such death or incapacity or liquidation or dissolution regardless of whether or not the Attorney shall have received notice of such death, incapacity, liquidation, dissolution or other event or events.

     2.3 Ratification; Further Actions. Each Shareholder ratifies all that the Attorney shall do under the authority of this Agreement and Power of Attorney. During the term of this Agreement and Power of Attorney, each Shareholder shall take action as may be necessary or appropriate to effectuate any action proposed by the Attorney including, without limitation, delivering to the possession of the Attorney certificates evidencing such Shareholder's shares of Common Stock for safekeeping or transfer.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.1 Termination. This Agreement and Power of Attorney shall be effective as of the date first above written and shall remain fully in effect and enforceable as against each Shareholder until the date on which such Shareholder shall cease to own of record any Voting Securities.

     3.2 Successors and Assigns. This Agreement and Power of Attorney shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


     3.3 Amendment and Waivers. This Agreement and Power of Attorney may be amended only by a written instrument duly executed by the Company and shareholders holding a majority of the outstanding shares of Common Stock.

     3.4 Legend. All certificates representing Voting Securities at any time held of record by any Shareholder shall contain a legend on the face of the certificate substantially as follows:

          This certificate is subject to an Irrevocable Proxy and Voting Agreement and Power of Attorney a copy of which is on file with the Secretary of the Company.

     3.5 Entire Agreement. This Agreement and Power of Attorney, including all attachments and other writings referenced herein, delivered pursuant hereto, which form a part hereof, shall constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other understandings, oral or written, with respect to the subject matter hereof.

     3.6 Applicable Law. This Agreement and Power of Attorney shall be governed by Michigan law.

     3.7 Severability. Whenever possible, each provision of this Agreement and Power of Attorney will be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement and Power of Attorney is held to be prohibited by or invalid under applicable law, such provisions will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement and Power of Attorney.

     3.8 Remedies. The Company and the Shareholders acknowledge and agree that a violation of any of the terms of this Agreement and Power of Attorney will cause the Company and the Shareholders immediate, irreparable injury for which an adequate remedy at law is not available. Therefore, the Company and the Shareholders agree that each Shareholder shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction restraining any Shareholder from committing any violations of the provisions of this Agreement and Power of Attorney.

     3.9 Limitation on Liability. Each Shareholder agrees to hold the Attorney free and harmless from any and all loss, damage or liability and expenses (including legal fees) which they, jointly and severally, may sustain as a result of any action taken in good faith pursuant to this Agreement and Power of Attorney and the Proxy. Without limiting the foregoing, the Attorney shall have no liability of any kind to any Shareholder in connection with the taking of any action, or the failure to take any action, in good faith under this Agreement and Power of Attorney and the Proxy.

     3.10 Counterparts; Effectiveness. This Agreement and Power of Attorney and any amendments, waivers, consents or supplements may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and Power of Attorney shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement and Power of Attorney effective as of the day and year first written above.

                                      NOBLE INTERNATIONAL, LTD.

                                      /s/ ROBERT J. SKANDALARIS
                                      -----------------------------------------
                                      By: Robert J. Skandalaris
                                      Its: President and Chief Executive Officer

                                      SHAREHOLDER


                                      -----------------------------------------